EXHIBITS 10.81


                        SECOND AMENDMENT TO AGREEMENT FOR
                     THE PURCHASE AND SALE OF REAL PROPERTY

                  This Amendment to the Agreement for the Purchase and Sale of Real Property ("Amendment") is made and entered into this 23rd day of July, 1996, by and between LABREE, INC., a Florida corporation (hereinafter referred to as "Seller") and VACATION BREAK U.S.A., INC., a Florida corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H:

                  WHEREAS, Seller and Purchaser entered into that certain Agreement for the Purchase and Sale of Real Property executed on May 2, 1996 ("Agreement"), said real property being that certain improved real property known as Royal Mansion, a Condominium, as described on Exhibit "A-1" of the Declaration of Condominium of Royal Mansion, a Condominium, which Declaration is recorded in Official Record Book 2899, Page 799,et. seq., of the Public Records of Brevard County, Florida; and

                  WHEREAS, the Agreement was amended by that certain First Amendment to Agreement for the Purchase and Sale of Real Property ("First Amendment") executed on June 14, 1996; and

                  WHEREAS, Seller and Purchaser further desire to amend the Agreement in order to extend the Closing Date;

                  NOW, THEREFORE, for and in consideration of the covenant and agreements hereinafter set forth, the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by

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Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Agreement as follows:

                           1.       The first sentence of the second paragraph
of paragraph 17 thereof is hereby amended as follows:

                            The Closing of the Property shall be held on or before August 31, 1996, as determined solely by Purchaser.

                  This document can be executed in multiple counterparts, each of which shall be deemed an original and together which shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first above written.

                                         PURCHASER:

                                         VACATION BREAK USA, INC., a Florida
                                         corporation

                                         By:    /s/ HANK CAIRO
                                            --------------------------------
                                                  Hank Cairo,

                                         SELLER:

                                         LABREE, INC.,
                                         a Florida corporation

                                         By:    /s/ W.M. HITSON
                                                -----------------------------
                                               William M. Hitson, President

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



                  The foregoing Amendment is consented to by Labree Management, Inc., a Florida corporation and the Royal Mansion Condominium Association, Inc., a Florida not-for-profit corporation, to the extent that their consent is necessary to amend the Agreement.

                                       LABREE MANAGEMENT, INC.,
                                       a Florida corporation

                                       By: /s/
                                           --------------------------------
                                              William M. Hitson, President

                                       ROYAL MANSION
                                       CONDOMINIUM ASSOCIATION, INC.,
                                       a Florida not-for-profit corporation

                                       By: /s/
                                          -----------------------------------
                                                                   , President

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